Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations Contact:

Owens Realty Mortgage, Inc.

(925) 239-7001

Additional Investor Contact:

Bill Fiske

Georgeson, LLC

212-440-9128

BFiske@georgeson.com

Media Contact:

Phil Denning

ICR, Inc.

646-277-1258

Phil.Denning@icrinc.com

Owens Realty Mortgage, Inc. Provides 2018 Annual Meeting Update

Annual Meeting Adjourned Until July 19, 2018

WALNUT CREEK, Calif., July 16, 2018 -- Owens Realty Mortgage, Inc. (NYSE American: ORM) (the “Company”) today announced that it has adjourned today’s annual meeting until Thursday, July 19, 2018 at 1:00 PM PDT (the “Annual Meeting”). The adjourned meeting will be held at the Company’s Walnut Creek offices: 2221 Olympic Blvd. Walnut Creek, CA 94595.

As announced earlier today in a Board composition update, the Board is in the process of adding two independent directors suggested by the Company’s largest stockholder at the Board’s request. Subject to customary diligence, the Board will expand by two seats in short order so these highly qualified individuals can be added as directors. The Annual Meeting adjournment will permit the Board to engage with stockholders after they consider this material information about the reconstitution of the Board before casting their vote at the Annual Meeting.

The Board will continue to solicit proxies from stockholders with respect to the proposals set forth in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on June 8, 2018 (the “Proxy Statement”) during the period of the adjournment. The record date for the Annual Meeting has not changed. Only stockholders of record on the record date of May 31, 2018 are entitled to and are being requested to vote, as more fully described in the Proxy Statement. Previously voted proxies are still valid, and the Board thanks you for your participation. It is also not too late to vote on or change your vote. If you have not voted on the Company’s WHITE PROXY card, the Board strongly urges you to do so.

If you have questions about how to vote your shares, please contact Georgeson, LLC, our proxy solicitor, at (888) 206-5970 or ORM@Georgeson.com.

About Owens Realty Mortgage, Inc.

Owens Realty Mortgage, Inc., a Maryland corporation, is a specialty finance mortgage company organized to qualify as a real estate investment trust (“REIT”) that focuses on the origination, investment, and management of commercial real estate mortgage loans. We provide customized, short-term acquisition and transition capital to small balance and middle-market investors that require speed and flexibility. Our primary objective is to provide investors with attractive current income and long-term stockholder value. Owens Realty Mortgage, Inc., is headquartered in Walnut Creek, California, and is externally managed and advised by Owens Financial Group, Inc.

Additional information can be found on the Company’s website at www.owensmortgage.com.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Annual Meeting. The Company has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identities of the Company’s directors and executive officers and their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement and other materials filed with the SEC in connection with the Annual Meeting. Stockholders can obtain the proxy statement, any amendments or supplements to the proxy statement, and any other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. These documents are also available at no charge in the “SEC Filings & Reports” section of the Company’s website at www.owensmortgage.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements about the Company’s business, strategies, financial condition and prospects, and anticipated events, including the items discussed in this press release, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to materially differ from the forward-looking statements made in this press release and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake and expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Additional information concerning these and other risk factors is contained in the Company’s most recent filings with the SEC including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

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